Exhibit 99.2
First Quarter 2008 Financial Highlights April 29, 2008

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements are identified by their use of terms and phrases such as "believe," "anticipate," "could," "estimate," "likely," "intend," "may," "plan," "expect," and similar expressions, including references to assumptions or our plans and goals. These statements are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Accordingly, you should not place undue reliance on any of these forward looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; demand for new housing; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; deposit attrition, customer loss, or revenue loss in the ordinary course of business; costs or difficulties related to becoming a stand-alone public company; the inability to realize elements of our strategic plans; changes in the interest rate environment that expand or reduce margins or adversely affect critical estimates and projected returns on investments; economic conditions affecting real estate values and oil and gas prices and changes in market and/or general economic conditions, either nationally or regionally, that are less favorable than expected; natural disasters in primary market areas that may result in prolonged business disruption or materially impair the value of collateral securing loans; assumptions and estimates underlying critical accounting policies, particularly allowance for credit losses, may prove to be materially incorrect or may not be borne out by subsequent events; current or future litigation, regulatory investigations, proceedings or inquiries; strategies to manage interest rate risk may yield results other than those anticipated; a significant change in the rate of inflation or deflation; changes in the securities markets; the ability to complete merger, acquisition or divestiture plans; regulatory or other limitations imposed as a result of a merger, acquisition or divestiture; and the success of our business following a merger, acquisition or divestiture; the final resolutions or outcomes with respect to our contingent and other corporate liabilities related to our business and any related actions for indemnification made pursuant to the separation and distribution agreement between us and Temple-Inland Inc.; and other risks as set out in the reports we have filed with the Securities and Exchange Commission, which you may view at www.sec.gov. New factors emerge from time to time and it is not possible for us to predict all such factors, nor can we assess the impact of any such factor on our business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date of this presentation.

($ in millions, except per share data) 1Q08 4Q07 1Q07 Net Interest Income before LLP $98 $102 $95 (Provision) Credit for Credit Losses (58) (33) 2 Net Interest Income After Provision 40 69 97 Non-Interest Income 42 38 39 Non-Interest Expense (99) (95) (93) (Loss) Income Before Taxes (17) 12 43 Income Tax Benefit (Expense) 7 (6) (16) Net (Loss) Income (10) 6 27 Return on Average Assets (0.24%) 0.15% 0.69% Return on Average Equity (3.65%) 2.28% 10.51% Basic and Diluted (Loss) Earnings Per Share ($0.28) $0.17 N/A Earnings Highlights

Net Interest Margin Despite volatility in interest rates, successfully maintained stable net interest margin long-term 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 1Q 08 Guaranty Net Interest Margin 0.0234 0.0251 0.0263 0.0275 0.0238 0.0237 0.0255 0.0258 0.0258 0.0259 0.0249 Average Fed Funds 0.0538 0.0499 0.0626 0.0387 0.0167 0.0113 0.014 0.0321 0.0496 0.0503 0.0317 45.9 46.9 45

($ in billions, except per share data) 1Q08 4Q07 1Q07 Total Assets $16.4 $16.8 $15.8 Loans, net of allowance 10.1 9.9 9.6 Securities - amortized cost 5.3 5.5 5.1 Net Unrealized Losses on Avail-for-Sale Securities (0.4) - - Total Liabilities 15.5 15.7 14.7 Deposits 9.2 9.4 9.5 FHLB Borrowings 5.7 5.7 4.3 Stockholders' Equity 0.9* 1.1 1.0 Book Equity Per Common Share 23.91 32.16 N/A Tangible Equity Per Common Share 19.38 27.36 N/A Balance Sheet Highlights *Includes $272 million unrealized loss, net of tax, on available-for-sale securities.

Diversified deposit base with no brokered deposits Deposit Mix Deposits MMDA Checking CDs 0.31 0.2 0.49 Total: $9.2 billion as of 3/31/2008

Deposits CD Maturities A disproportionately large number of CDs matured in February and March 2008. CDs matured during period: $1.7 billion Renewed: $1.4 billion Avg APY of CDs before maturity: 4.98% After renewal: 3.19% No. of customers involved: 43,968 Retained: 41,469* Total deposit relationship: $3.1 billion Retained: $3.0 billion** *Effort to retain customers with multiple accounts; 84% of lost customers were single-service CD-only households. **Of the $100 million not retained, as much as $67 million contributed to increase in annuity sales. Successful in effort to maximize CD renewals, while lowering average APY, with focus on retaining multi-account customers

Guaranty Bank Wachovia Industry Chase B of A Citigroup Wells Fargo 84 79 78 74 72 69 69 Distinctive Customer Service We provide a level of service unmatched by other banks *In the fourth quarter of 2007, Guaranty Bank engaged ACSI in the same methodology as the independent research of the largest U.S. retail banks so it could benchmark its position with them. *Guaranty Bank scores an ACSI score of 83.5 and is significantly above the ACSI banks industry average and the large banks in the ACSI independent research. American Customer Satisfaction Index (ACSI)*

Loan Portfolio March 31, 2008 Diversified loan portfolio Overview $10 billion total Strong middle market focus Strong energy lending with focus on E&P Significant commercial real estate experience Lower risk single family mortgage portfolio Energy Lending Multifamily and Senior Housing Single Family Mortgage Single Family Construction Single-Family mortgage warehouse Consumer and Other Commercial Real Estate Commercial and Business % 0.14 0.17 0.15 0.13 0.08 0.02 0.18 0.13 Single-family mortgage Single-family construction (homebuilders) Commercial and business Energy Consumer and other 2% Multifamily and senior housing Single-family mortgage warehouse Commercial real estate 8% 13% 15% 13% 17% 14% 18%

2004* 2005* 2006 3/31/2007 2007 3/31/2008 Single-Family Construction (homebuilders) 1.303 1.665 1.782 1.768 1.51 1.341 Multifamily and Senior Housing 1.454 1.469 1.27 1.243 1.541 1.752 Commercial Real Estate 0.709 0.758 1.227 1.356 1.674 1.8 Single-Family Mrtg Warehouse 0.58 0.757 0.795 0.688 0.695 0.869 Energy 0.717 0.756 1.117 1.283 1.47 1.434 Commercial and Business 0.746 0.843 1.012 1.041 1.34 1.349 ($ in Billions) Strong growth in commercial loan portfolio focusing on business, commercial RE, energy, middle market and senior housing CAGR = 14.3% $5.5 $7.2 $6.2 $8.2 Commercial Loan Balances *Excludes asset based lending, which was exited in 2006. $7.4 $8.5

Charge-off History Average charge-off rate (2004 thru 1Q08): Guaranty = .09% Peers* = .23% $10-50bn BHCs and THCs** = .22% Net charge-offs lower than our peers 2004 2005 2006 1Q08*** Guaranty 0.0007 0.0021 0.001 -0.0003 0.0008 Peer average* 0.0023 0.002 0.0019 0.0023 0.0043 $10-50bn BHCs and THCs average** 0.0021 0.0017 0.0019 0.0025 0.0051 Net charge-offs as a percentage of average loans outstanding 2007 *Peers: ASBC, BOH, BOKF, CBSH, CFR, CNB, CYN, FMER, FULT, STSA, SUSQ, TCB, TSFG, VLY, WBS, and WTNY (BXS, FCNCA and IBOC 3/31/08 information unavailable on 4/28/08). **3/31/08 information unavailable for 7 institutions on 4/28/08. ***Annualized. Data source: SNL data

12/31/2004 12/31/2005 12/31/2006 12/31/2007 3/31/2008 Guaranty 0.0051 0.0035 0.0027 0.0165 0.0254 Peer average* 0.0043 0.0039 0.0038 0.0063 0.0093 $10-50bn BHCs and THCs average** 0.005 0.0045 0.0053 0.0123 0.0147 Non Performing Loans Non Performing loans as a percentage of total loans Recent increase in historically low non- performing loans due to market conditions *Peers: ASBC, BOH, BOKF, BXS, CBSH, CFR, CNB, CYN, FMER, FULT, STSA, SUSQ, TCB, TSFG and WTNY (FCNCA, IBOC, VLY and WBS 3/31/08 information unavailable on 4/28/08). ..48% 1.17% Homebuilder loans Data source: SNL data 1.77% ..77% **3/31/08 information unavailable for 11 institutions on 4/28/08.

Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Residential Mortgage 22.993 23.029 30 40 69 Other 13 13.08 12 22 33 Homebuilder (Private) 88 117 182 Nonperforming Assets by Type Homebuilder Other Residential Mortgage $284 88 Regional homebuilder loans driving increase in NPAs ($ in millions) 88

Allowance for Loan Losses by Category ($ in millions) 1Q 2008 1Q 2008 2007 2007 2006 2006 Allowance Allowance as a % of Loan Category Allowance Allowance as a % of Loan Category Allowance Allowance as a % of Loan Category Single-family mortgage $12 0.76% $9 0.54% $7 0.30% Single-family mortgage warehouse 4 0.46% 6 0.86% 2 0.25% Single family construction (homebuilders) 89 6.64% 48 3.18% 12 0.67% Multifamily and Senior housing 9 0.51% 6 0.39% 4 0.31% Commercial real estate 6 0.33% 6 0.36% 5 0.41% Commercial and business 18 1.33% 15 1.12% 8 0.79% Energy 6 0.42% 6 0.41% 4 0.36% Consumer and other 1 0.65% - - - - Not allocated 27 n/a 22 n/a 23 n/a Total 172 1.67% 118 1.17% 65 0.67%

Homebuilder Portfolios Sep-07 Dec-07 Mar-08 National 0.3 0.2 0.1 Regional 1.5 1.3 1.2 Regional builders National builders Outstanding balance

Regional Homebuilder Loans As of March 31, 2008 ($ in millions) Houses Land/Lots & Other Total % of Total Northern & Central California $72 $155 $227* 19% Other California 80 142 222 19% Texas 95 26 121 10% Florida 58 63 121 10% Colorado 48 34 82 7% Arizona 21 41 62 5% Other 118 232 350 30% 492 693 1,185 100% *Represents approx. 2% of total loans. Amount in NPA $107 21 - - 7 - 31 166

Pre-2004 2004 2005 2006 2007 1 Q 2008 Intermediate ARMs 275 290 38 8 22 10 Pay Option ARMs 52 78 284 14 26 7 Other 1st Liens 241 65 13 12 12 0 Seconds 128 7 7 7 7 0 $1 Single-Family Mortgages Detail Vintage of Origination $ in millions March 2008 March 2008 March 2008 March 2008 March 2008 March 2008 March 2008 March 2008 March 2008 March 2008 March 2008 $ in millions $ in millions $ in millions $ in millions $ in millions Delinquencies% Delinquencies% State State State State Principal Balance Weighted Average Current FICO Weighted Average Original LTV 90 days + Total CA TX FL Other Intermediate Arms $638 727 71 2.11% 4.99% 61% 2% 5% 32% Pay Option Arms 455 695 75 7.89% 15.49% 61% 1% 13% 25% Other First Liens 340 699 66 6.56% 11.86% 47% 16% 3% 34% First Liens 1,433 707 71 5.00% 9.96% 58% 5% 7% 30% Seconds 139 738 89 0.23% 1.30% 6% 82% 0% 12% Total Portfolio 1,572 710 4.58% 9.19% Intermediate ARMS Pay Option ARMS Other First Liens Seconds $275 $290 $38 $7 $22 $6 $52 $78 $284 $14 $26 $241 $65 $13 $9 $12 $4 $128 $2 $4 $1

MBS Portfolio Overview Amortized Cost ($ in billions) Held to Maturity Available for Sale Total % of Total Agency $1.1 $0.5 $1.6 31% Non-agency 2.3 1.4 3.7 69% Total 3.4 1.9 5.3 100% % of Total 64% 36% 100%

Non-agency MBS Product Type Non-agency MBS by State Mortgage Backed Securities Product Type <=2004 2005 2006 2007 MBS 0.05 0.39 0.16 0.4 Unpaid Principal Balance ($ in billions) % of Total Traditional Option Arms $3.0 82% Hybrid Option Arm 0.5 13% Hybrid Arm 0.2 5% TOTAL $3.7 100% California 59% Florida 12% Arizona 3% Other 8% Not available 18% TOTAL 100% Non-agency MBS Vintage

As of March 31, 2008 ($ Billions) Amortized Cost Fair Value Available for Sale: Agency $0.55 $0.55 Non-agency $1.36 $0.94 Held to Maturity: Agency $1.09 $1.09 Non-agency $2.35 $1.70 Total: $5.35 $4.28 Non-agency MBS Adjustable rate All AAA rated Underlying collateral delinquency rate: 15.6% Weighted average current LTV: 79% (current loan balance/original appraised value) Weighted average current credit score: 707 MBS Portfolio Detail

MBS Subordination At Issue 3/31/2008 East 0.107 0.155 Significant and growing subordination levels provide protection from credit losses

Mortgage Backed Securities Fair Values Source of Fair Values Agency MBS Fair values provided by vendor sources Non-agency MBS Obtain bids on eight benchmark bonds (out of 45 issuances) from several Wall Street dealers and market participants. Utilize median bid for each benchmark security to determine market yield for segment Utilize market yields in discounted cash flow analysis on each of the remaining 37 securities to estimate their fair value. Forced sales in the market (Thornburg, Carlyle, Peleton) contributed to a further decline in non-agency MBS market values during the first quarter. Dec-07 Mar-08 Available for Sale 54 419 Held to Maturity 211 651 Recent changes: Estimated fair values up approximately 5 points compared to quarter end. Total estimated unrealized losses at 4/23/08 are approximately $900 million.

Mortgage Backed Securities Market EXAMPLE EXAMPLE Issue: CWALT 05-76 A2 Balance owned ($mm) $127 Guaranty's basis 102% Market bid @ 3/31 60% Subordination @ 3/31 17% Credit perspective Investor should expect to receive full principal (paying 60 cents for each dollar of principal received) and stated interest under reasonable credit loss assumptions on the underlying mortgages. Credit perspective Investor should expect to receive full principal (paying 60 cents for each dollar of principal received) and stated interest under reasonable credit loss assumptions on the underlying mortgages. Yield @ market bid 22% Yield above Treasury yields 20%

Operating Efficiency 1Q08 2007 2006 2005 Compensation and benefits $51 $181 $184 $182 Occupancy 8 28 28 27 Information systems and technology 5 14 14 16 Charges related to asset impairments and severance -- -- 11 5 Other 35 149 151 154 99 372 388 384 Efficiency ratio 71% 68% 67% 67% Noninterest Expenses

Cost Cutting Initiatives Effort initiated in first quarter 2008 to analyze and implement substantial cost reductions. 135 jobs cut in April 2008 Total annualized expense cut: $10 million Additional initiatives: Limiting new hires, including not filling open positions Reducing travel expenditures and initiating changes in policy Evaluating all of our operating units and lines of business Re-evaluating our non-essential marketing expenses Evaluating our real estate and other non-earning assets Reduction in planned expenditures for capital expenditures Rationalizing our branch system and de novo expansion plans

Capital Guaranty as of March 31, 2008 TCE/TA *Peers: ASBC, BOH, BOKF, BXS, CBSH, CFR, CNB, CYN, FCNCA, FMER, FULT, IBOC, STSA, SUSQ, TCB, TSFG, VLY, WBS, and WTNY. Peers* as of December 31, 2007 (insufficient 3/31/08 peer data available). OTS Well Capitalized Standard Total Risk-Based Capital Tier 1 Risk-Based Capital Tier 1 (Core) Capital (Leverage) 10% 6.0% 5.0% 10.6% 11.5% 7.6% 8.1% 9.4% 9.6% 4.5% 6.6% (Bank Level) (Bank Level) (Bank Level) (Holding Company Level)